EXHIBIT 10 (I)

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 220
Certified Public Accountants and Business            Salt Lake City, Utah, 84106
 Consultants Board                                        Telephone 801-486-0096
Member SEC Practice Section of the AICPA                        Fax 801-486-0098
                                                      e-mail Kandersen @ msn.com



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


PEPPERMILL CAPITAL CORPORATION

     We hereby consent to the use of our report dated April 12, 1999, in the registration statement of Peppermill Capital Corporation filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.


                                                /s/ L. REX ANDERSEN

                                                ANDERSEN ANDERSEN & STRONG, L.C.

Salt Lake City, Utah
April 7, 1999



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